Exhibit 10.2
Execution Version

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
    This Seventh Amendment to Amended and Restated Credit Agreement, dated as of April 7, 2023 (this “Amendment”), is by and among THE HAGERTY GROUP, LLC (the “Company”), Broad Arrow Capital Europe Limited, a private limited company incorporated in England and Wales with company number 13872922 (“BAC Europe”), Broad Arrow Capital UK Limited, a private limited company incorporated in England and Wales with company number 13872844 (“BAC UK” and, together with BAC Europe, the “Foreign Subsidiary Borrowers”; the Foreign Subsidiary Borrowers, together with the Company, the “Borrowers”), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders party to the Credit Agreement described below (in such capacity, the “Administrative Agent”).

    RECITALS

    A.    The Company, the Administrative Agent and the Lenders party thereto entered into an Amended and Restated Credit Agreement, dated as of December 12, 2018 (as amended, restated, amended and restated, supplemented or modified from time to time, including pursuant to certain Foreign Subsidiary Borrower Agreements joining the Foreign Subsidiary Borrowers as party thereto, the “Credit Agreement”).

    B.    The Borrowers desire to amend the Credit Agreement in accordance with the terms hereof, and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

    TERMS

    In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.
AMENDMENTS

    Upon the Seventh Amendment Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

1.1    Effective as of the Third Amendment Effective Date, the first paragraph of clause (b) of the definition of “Consolidated EBITDA” (prior to clause (b)(i)) in Section 1.01 of the Credit Agreement is restated as follows: “(b) the sum of, in each case to the extent deducted (other than in the case of clauses (b)(viii), (b)(xiii) and (b)(xv) below to the extent the items set forth therein have not been deducted from Consolidated Net Income, provided that items described in clauses (b)(viii) or (b)(xiii) below that are attributable to Subsidiaries that are not Loan Parties shall not be added back to Consolidated EBITDA) in the calculation of such Consolidated Net Income, but without duplication:”.

    1.2    Effective as of the Third Amendment Effective Date, the following is added to the end of Section 1.04 of the Credit Agreement: “Notwithstanding anything to the contrary in this Agreement, (a) Subsidiaries that are not Loan Parties shall be excluded from calculations of Consolidated Net Income, Consolidated Net Indebtedness, Fixed Charges and Maintenance Capital Expenditures, (b) items described in clauses (b)(viii) or (b)(xiii) of the definition of “Consolidated EBITDA” that are attributable to Subsidiaries that are not Loan Parties shall not be added back to “Consolidated EBITDA” and (c) concurrently with each delivery of the financial statements under Section 5.01(a) and under 5.01(b), the Company shall furnish the Administrative Agent and each Lender the related unaudited financial statements for the Loan Parties only and any further detail reasonably requested by the Administrative Agent regarding the elimination of the accounts of any Subsidiaries that are not Loan Parties from such financial statements.”

Exhibit 10.2

    1.3    Effective as of the Seventh Amendment Effective Date, the following is added to the end of Section 6.04(d) of the Credit Agreement: “; provided, further, that Investments by Loan Parties in Subsidiaries that are not Loan Parties are subject to the limitation in Section 6.04(v).”

ARTICLE 2.
REPRESENTATIONS

    Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

2.1    The execution, delivery and performance of this Amendment are within such Borrower’s powers and have been duly authorized by all necessary limited liability company action. This Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
2.2    After giving effect to the amendments herein contained, the representations and warranties contained in Article III of the Credit Agreement and the representations and warranties contained in the other Loan Documents, which are qualified by materiality, are true in all respects and the representations and warranties therein that are not qualified by materiality are true in all material respects, on and as of the date hereof (other than such representations and warranties that refer to an earlier date, in which case such representations and warranties are true in all respects, or true in all material respects, as applicable, on and as of such earlier date).
2.3    After giving effect to the amendments herein contained, no Default has occurred and is continuing on the date hereof.
ARTICLE 3.
CONDITIONS PRECEDENT

    This Amendment shall become effective as of the date specified in the first paragraph hereof when each of the following conditions is satisfied or waived (the “Seventh Amendment Effective Date”):

    3.1    This Amendment shall be executed by each of the Borrowers, the Required Lenders and the Administrative Agent.

    3.2    The Consent and Agreement attached hereto shall be executed by each of the Guarantors.

ARTICLE 4.
MISCELLANEOUS.

    4.1    References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

    4.2    Except as expressly amended hereby, each Borrower acknowledges and agrees that (a) the Credit Agreement and all other Loan Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (b) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Loan Document, (c) the security interests and other Liens created by the Loan Parties under the Collateral Documents continue in full force and effect after giving effect to this Amendment, and secure, in addition to other obligations described as secured thereby, all Secured Obligations, and (d) the guaranties granted by the Loan Parties under the Subsidiary Guaranty continue in full force and effect after giving effect to this Amendment, and guaranty, in addition to other obligations described as being guarantied thereby, all Secured Obligations.

    4.3    This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment shall not be deemed to have otherwise prejudiced any present or

Exhibit 10.2
future right or rights which the Lenders now have or may have under the Credit Agreement or in any other Loan Document and, in addition, shall not entitle the Borrowers to a waiver, amendment, modification or other change to, of or in respect of any provision of the Credit Agreement or in any other Loan Document in the future in similar or dissimilar circumstances. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement, as amended hereby. This Amendment is a Loan Document. Among other provisions of the Credit Agreement, this Amendment is subject to Sections 9.06(b), 9.09 and 9.10 of the Credit Agreement as if such provisions were set forth fully herein.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.2
        IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

THE HAGERTY GROUP, LLC

By: _________________________________
Name: Patrick McClymont
Title: Chief Financial Officer

BROAD ARROW CAPITAL EUROPE LIMITED

By: _________________________________
Name: Kenneth Ahn
Title: Director

BROAD ARROW CAPITAL UK LIMITED

By: _________________________________
Name: Kenneth Ahn
Title: Director

Signature Page to Hagerty Group Seventh Amendment

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By: ______________________________
Name: Nathan Wright
Title: Authorized Officer
Signature Page to Hagerty Group Seventh Amendment

Exhibit 10.2
KEYBANK NATIONAL ASSOCIATION

By:_____________________________
Name:
Title:

Signature Page to Hagerty Group Seventh Amendment

Exhibit 10.2

    CITIZENS BANK N.A.

                    By:_____________________________
    Name:                        Title:
Signature Page to Hagerty Group Seventh Amendment

Exhibit 10.2

Signature Page to Hagerty Group Seventh Amendment

Exhibit 10.2
CONSENT AND AGREEMENT

As of the date and year first above written:

    (a)    Each of the undersigned hereby fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it.

    (b)     Each of the undersigned hereby represents and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Consent and Agreement are within its powers and have been duly authorized by all necessary action, and (ii) this Consent and Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    (c)    Except as expressly amended hereby, each of the undersigned hereby acknowledges and agrees that (i) the Credit Agreement and all Loan Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (ii) it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document; and (iii) notwithstanding anything to the contrary in any Loan Document, the term “Guaranteed Obligations” and “Secured Obligations” as used and defined in the Subsidiary Guaranty and any Collateral Document executed by each of the undersigned shall include all Secured Obligations of The Hagerty Group, LLC as a Borrower.

    (d)    Each of the undersigned hereby acknowledges that its consent and agreement hereto is a condition to the Agent’s agreement pursuant to the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement described in the above Seventh Amendment to Amended and Restated Credit Agreement.

HAGERTY ASSET MANAGEMENT, LLC
CAVALLINO CAFE, LLC
HAGERTY CANADA, LLC
HAGERTY CLASSIC MARINE INSURANCE AGENCY, LLC
HAGERTY CLASSIC ANALYTICS, LLC
HAGERTY DRIVERS CLUB, LLC (F/K/A HAGERTYPLUS, LLC)
HAGERTY DRIVERS CLUB CANADA, LLC
HAGERTY DRIVESHARE LLC
HAGERTY INSURANCE AGENCY, LLC
HAGERTY MANAGEMENT, LLC
HAGERTY MEDIA PROPERTIES, LLC
HAGERTY MOTORSPORTS, LLC
HAGERTY WELLNESS CENTER, LLC
HISTORIC VEHICLE ASSOCIATION, LLC
HISTORIC VEHICLE ASSOCIATION CANADA, LLC
HAGERTY VENTURES, LLC
SPEED DIGITAL, LLC
HAGERTY RADWOOD, INC.
BROAD ARROW GROUP, INC.
HAGERTY EVENTS, LLC

                        Each By:

                         Name: Patrick McClymont
                         Title: Chief Financial Officer

BROAD ARROW LICENSES LLC
BROAD ARROW AUCTIONS LLC
BROAD ARROW CAPITAL LLC
BROAD ARROW PRIVATE SALES LLC

Each By: BROAD ARROW GROUP, INC., its Sole Member

     By:
                              Name: Patrick McClymont
                             Title: Chief Financial Officer

Signature Page to Consent and Agreement to
Hagerty Group Seventh Amendment